1ST SECURITY BANK

FS BANCORP, INC.

# INVESTOR PRESENTATION

February 2026 – Janney 2026 CEO Forum


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

# Disclosure Statement

*The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.*

## Forward Looking Statements

*This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.*

*Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the values of our assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; volatility in the mortgage industry; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for us; environmental, social and governance goals; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with or furnished to the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov.*

*Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2026 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.*

# 1ST SECURITY BANK

# FS BANCORP, INC.

## FRANCHISE OVERVIEW

- **Total Assets:** $3.20 billion (at December 31, 2025)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 29*
- **Loan Production Offices:** 16
- **ATM Locations:** 25
- **Year Established:** 1907**
- **Quarterly Dividend:** $0.29



1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Crossroads Bellevue , Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Ellensburg, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Bellevue, Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
WASHINGTON
OREGON
Seattle
Tacoma
Olympia
Portland
Spokane
Boise

* Including headquarters and drive through banking in Aberdeen, WA.

** Predecessor to Anchor Bank, Aberdeen Federal Savings and Loan, established in 1907.

# CULTURE & HISTORY

| | |
|---|---|
| Vision | Build a truly great place to work and bank |
| Mission | Live our Core Values and 'WOW' each other and our customers every day |
| Guiding Principles | Employ smart, driven, and nice people; Emphasis on collaboration; Best idea wins; Jim Collins' Good-to-Great Lessons |

- **1907** — Predecessor to Anchor Bank, founded in 1907
- **2012** — Converted to a stock savings bank on July 9, 2012
- **2016** — Four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
- **2017** — Raised $27.6M in Capital ($25.7M net) w/secondary offering
- **2018** — Completed Anchor Bancorp acquisition on November 15, 2018
- **2023** — Seven-branch acquisition in Q1 2023 resulting in $425.5M in deposits
- **2025** — Increased dividend for the 12th year in a row to $0.29

# Asset Growth Profile


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
Columbia Bank
Branch Acquisition – February 2023
$828
$982
$1,622
$1,713
$2,113
$2,286
$2,633
$2,973
$3,029
$3,196
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Company Documents
Note: Dollar amounts in millions


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

# LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

# MISSION AND PURPOSE (MAP) TEAM

| | Name | Position | Years with 1st Security Bank | Years in Industry |
|---|---|---|---|---|
|  | Joseph Adams | *Chief Executive Officer, FS Bancorp, Inc.* | *22* | *25+* |
|  | Erin Burr | *Chief Risk Officer* | *17* | *25+* |
|  | Matthew Mullet | *President, FS Bancorp, Inc.*<br>*President and Chief Executive Officer, 1st Security Bank* | *14* | *25+* |
|  | Phil Whittington | *Chief Financial Officer* | *6* | *10+* |
|  | Kelli Nielsen | *Chief Retail Banking Officer* | *9* | *30+* |
|  | Ben Crowl | *Chief Lending Officer* | *7* | *15+* |
|  | Vickie Jarman | *Chief Human Resources Officer* | *23* | *20+* |

# MAP TEAM cont.

| | Name | Position | Years with 1st Security Bank | Years in Industry |
|---|---|---|---|---|
|  | Donn Costa | *Chief Home Lending Officer* | *14* | *30+* |
|  | Shana Allen | *Chief Information Officer* | *15* | *30+* |
|  | Robert Nesbitt | *Chief Credit Operations Officer* | *8* | *20+* |
|  | May-Ling Sowell | *Chief Compliance Officer* | *19* | *30+* |
|  | Sean McCormick | *Chief Credit Administration Officer* | *14* | *20+* |
|  | Susan Dumontet | *Director of Finance* | *3* | *25+* |

**Banks Headquartered in Snohomish County: December 31, 2008**
**Total Assets $9.4B**

| Assets | Bank |
|---|---|
| $4.1B* | Frontier Bank |
| $1.6B* | Cascade Financial Corporation |
| $1.3B* | Citybank |
| $520M* | Golf Savings Bank |
| $350M* | North County Bank |
| $255M | 1st Security Bank |
| $243M | Coastal Community Bank |
| $207M* | First Heritage Bank |
| $206M* | The Bank of Washington |
| $185M* | Prime Pacific Bank |
| $149M | Pacific Crest Savings Bank |
| $133M | Mountain Pacific Bank |
| $123M | UniBank |
| $45M* | Bank of Everett |

**Banks Headquartered in Snohomish County: December 31, 2025**
**Total Assets $9.2B**

| Assets | Bank |
|---|---|
| $4.5B * | Coastal Community Bank |
| $3.2B | 1st Security Bank |
| $828M | Mountain Pacific Bank |
| $395M * | UniBank |
| $324M * | Pacific Crest Savings Bank |

*Denotes a financial institution no longer headquartered in Snohomish County
* As of September 30, 2025
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

# FOURTH QUARTER 2025 HIGHLIGHTS

| | |
|---|---|
| **Financial Highlights Q4 2025** | ▪ Net Income of $8.4 million<br>▪ Total assets of $3.2 billion<br>▪ Gross portfolio loans of $2.7 billion |
| **Q4 2025 Capital** | ▪ Diluted earnings per share of $1.10<br>▪ Tangible book value per share growth of $1.22 to $39.65(1)<br>▪ Announced 52nd consecutive quarterly cash dividend of $0.29 |
| **Selected Performance Ratios** | ▪ ROAA of 1.04%<br>▪ ROAE of 10.78%<br>▪ Net Interest Margin of 4.35%<br>▪ Efficiency Ratio of 65.13% |
| **Credit Quality Ratios** | ▪ Nonperforming Assets (NPAs) as a percentage of total assets of 0.59%<br>▪ Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.20% |
| **Capital Position** | ▪ Repurchased 46,947 shares at an average price of $40.01 per share<br>▪ Authorized a new $5.0 million share repurchase plan on October 27, 2025 |

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

# 2025 HIGHLIGHTS

**Financial Highlights Year-End 2025**

- Total assets of $3.2 billion
- Gross portfolio loans of $2.7 billion
- Net income of $33.3 million

**YTD 2025**

- Diluted earnings per share of $4.29
- Tangible book value per share growth of $3.63 to $39.65(1)
- Dividend increase of $0.01 to $0.29

**Selected Performance Ratios**

- ROAA YTD of 1.06%
- ROAE YTD of 10.96%
- Net Interest Margin YTD of 4.33%
- Efficiency Ratio YTD of 66.81%

**Credit Quality Ratios**

- Nonperforming Assets (NPAs) as a percentage of total assets of 0.59%
- Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.20%

**Capital Position**

- Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"
- As of December 31, 2025, the Bank's Common Equity Tier 1 ("CET1") capital ratio was 12.73%

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

# FRANCHISE GROWTH

## Total Assets ($B)


$2.11B
$2.29B
$2.63B
$2.97B
$3.03B
$3.20B
2020
2021
2022
2023
2024
2025

## Tangible Common Equity ($M) (1)


$223
$241
$226
$244
$278
$294
2020
2021
2022
2023
2024
2025

## Total Net Loans ($B) (2)


$1.71B
$1.85B
$2.21B
$2.43B
$2.53B
$2.67B
2020
2021
2022
2023
2024
2025

## Total Deposits ($B)


$1.67B
$1.92B
$2.13B
$2.52B
$2.34B
$2.67B
2020
2021
2022
2023
2024
2025

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

1ST SECURITY BANK

FS BANCORP, INC.

# INCOME STATEMENT TRENDS

## Net Income ($M)



$39.3
$37.4
$29.6
$36.1
$35.0
$33.3
2020
2021
2022
2023
2024
2025

## Total Revenues ($M)



$160
$140
$120
$100
$80
$60
$40
$20
$0
$129.5
$124.1
$122.4
$143.8
$144.7
$152.7
2020
2021
2022
2023
2024
2025
Net Interest Income
Noninterest Income

## Total Noninterest Expense ($M)



$66.6
$76.2
$79.2
$93.7
$97.6
$102.0
2020
2021
2022
2023
2024
2025

Source: Company documents

# SELECTED PERFORMANCE RATIO TRENDS

## ROAA


2.02%
1.71%
1.18%
1.27%
1.18%
1.06%
2020
2021
2022
2023
2024
2025

## ROAE


18.74%
15.74%
11.66%
14.36%
12.22%
10.96%
2020
2021
2022
2023
2024
2025

## Efficiency Ratio


51.43%
61.41%
64.70%
65.20%
67.45%
66.81%
2020
2021
2022
2023
2024
2025

## Net Interest Margin


4.02%
4.13%
4.46%
4.48%
4.30%
4.33%
2020
2021
2022
2023
2024
2025

Source: Company documents

# NONINTEREST INCOME

## Noninterest Income ($M)


$55.4
$37.5
$18.1
$20.5
$21.6
$22.3
2020
2021
2022
2023
2024
2025

## Noninterest Income Composition[1]


BOLI
4.6%
Other
17.2%
Gain on sale
of loans
37.2%
Service
charges and
fee income
41.0%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale of loan revenue resulting from low-interest rate environment.
(1) Year ended December 31, 2025

# NONINTEREST EXPENSE

## Noninterest Expense ($M)


$66.6
$76.2
$79.2
$93.7
$97.6
$102.0
2020
2021
2022
2023
2024
2025

## Noninterest Expense Composition(1)


Occupancy 7.0%
Data processing 7.6%
Loan costs 2.9%
Professional fees 4.6%
FDIC Insurance 2.3%
Other 4.4% (2)
Salaries and benefits 56.6%
Operations 14.6%

(1) Year ended December 31, 2025
(2) Other = marketing and advertising, amortization of core deposit intangible and impairment of servicing rights

## BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share



$4.49
$4.37
$3.70
$4.56
$4.36
$4.29
2020
2021
2022
2023
2024
2025

Book Value Per Share



$27.67
$30.75
$30.42
$34.36
$38.26
$41.55
2020
2021
2022
2023
2024
2025

Source: Company documents

1ST SECURITY BANK

FS BANCORP, INC.

# SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

## Net Interest Income



$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
$11.6
$111.7
$9.8
$113.3
$11.3
$119.1
2020
2021
2022
2023
2024
2025

## Noninterest Expense



$17.4
$48.2
$19.7
$56.5
$19.5
$59.7
$19.9
$73.8
$20.0
$77.6
$20.5
$81.5
2020
2021
2022
2023
2024
2025

## Noninterest Income



$44.8
$10.6
$29.0
$8.5
$7.9
$10.2
$10.1
$10.4
$12.3
$9.2
$12.3
$10.0
2020
2021
2022
2023
2024
2025

## Net Income



$23.5
$15.8
$15.6
$21.8
$(1.4)
$31.0
$0.3
$35.7
$2.2
$32.8
$2.0
$31.3
2020
2021
2022
2023
2024
2025

Source: Company Documents
Note: Dollar amounts in millions

# DISCIPLINED CREDIT CULTURE

- The Company employs Board and Committee oversight and reporting, with the Chief Risk Officer, Chief Compliance Officer, SVP and Director of Internal Audit reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 63.7% (as of December 31, 2025)
  - Commercial Real Estate (CRE) Weighted Average LTV= 55.9% (as of December 31, 2025)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $75.9 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis


Historical NCOs / Avg. Loans
0.01%
0.06%
0.07%
0.09%
0.21%
0.34% *
2020
2021
2022
2023
2024
2025

* nine basis points attributable to a single commercial construction loan charge-off

# ASSETS WITH SHORT-TERM REPRICING

Assets Repricing – Three Months or less ($M)

- Assets repricing within three months or less as of December 31, 2025, were $834.1 million, or 26.1% of total assets


Muni Swaps
$60,000
1.9%
CRE Swaps
$47,925
1.5%
HFS Mtg
$43,705
1.4%
Int Bear Cash
$14,715
0.5%
AFS Invest
$63,222
1.9%
Adjustable loans
$604,580
18.9%

Source: Company documents

# LOAN PORTFOLIO SUMMARY

## Gross Loans and Loan Yield ($B) (1)


$1.73B
$1.88B
$2.24B
$2.46B
$2.56B
$2.69B
5.33%
5.15%
5.54%
6.50%
6.67%
6.91%
2020
2021
2022
2023
2024
2025

## Loan Composition at December 31, 2025

Total Gross Loans (excl. loans held for sale): $2.7B


Non-owner occupied commercial real estate 7%
WH lending 1%
(2)
CRE owner occupied 7%
Commercial and speculative construction and development 13%
Residential custom construction 2%
Home equity 3%
Commercial and Industrial 11%
One-to-four-family (excludes loans held for sale) 24%
Indirect home improvement and other consumer 22%
(3)
Multi-family 10%

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Other consumer includes marine loans

# CONSUMER LENDING

## Q4 2025 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $597 million outstanding as of Q4 2025:
  - $36 million in dealer originations
  - $30 million, or 84%, with the top 10 dealers
  - Average outstanding portfolio yield of 8.01%, up from 7.97% in Q3 2025

## Q4 2025 Dealer Production by State


Washington 35.0%
Oregon 20.7%
California 12.2%
Idaho 5.7%
Arizona 3.2%
Colorado 6.2%
Minnesota 4.4%
Nevada 1.9%
Texas 1.5%
Utah 3.7%
Massachusetts 2.6%
Montana 2.1%
New Hampshire 0.8%

## 2009 vs. Q4 2025 Portfolio Credit Quality


2009
Q4 2025
15.21%
2.17%
23.76%
12.68%
61.03%
85.15%
<680
680-719
720+
FICO Scores

## Consumer Portfolio Characteristics


Indirect Home Improvement 85.8%
Marine 11.0%
Solar 2.9%
Auto + Recreational 0.0%
Other 0.3%

Source: Company documents

# COMMERCIAL BUSINESS LENDING

## Q4 2025 Commercial & Industrial (C&I)

- C&I commitments: $696.5 million at December 31, 2025
- Outstanding balances were $505.4 million at December 31, 2025, compared to $497.0 million at September 30, 2025
- The $8.4 million of quarter over sequential quarter increase in outstanding balances was attributed to increases of $13.1 million in warehouse lending, $5.4 million in CRE owner occupied, offset by decreases of $10.1 million in C&I

## Year over Year Commercial & Industrial (C&I)

- Outstanding balances were $505.4 million at December 31, 2025, compared to $470.3 million at December 31, 2024
- The $35.1 million of year over year increase in outstanding balances is attributable to increases of $15.3 million in Warehouse lending, $5.7 million in CRE owner occupied and $14.1 million in C&I loans

## Q4 2025 Product Mix ($M)


C&I Loans
$301,110
59.6%
C&I - RE Owner
Occupied Loans
$176,078
34.8%
Const. WH
$25,645
5.1%
Mtg. WH
$2,535
0.5%

Source: Company documents

# CONSTRUCTION & DEVELOPMENT LENDING

**Q4 2025 Highlights**

- Overall construction: $630.1 million committed / $396.4 million outstanding
- 7.72% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed throughout our footprint

**Quarterly C&D Loans Outstanding ($M)**


$172.3
$7.4
$203.8
$12.8
$211.9
$28.6
$304.7
$37.9
$249.4
$53.6
$280.8
$49.9
$354.1
$42.3
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023
Q4 2024
Q4 2025
Commercial Speculative Construction & Development
Residential Custom Construction

Source: Company documents

## Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


62.3%
37.7%
75.0%
25.0%
93.5%
6.5%
95.3%
4.7%
94.1%
5.9%
94.6%
5.4%
2020
2021
2022
2023
2024
2025
Banking Revenue
Home Lending Gain on Sale

## Total Revenues ($M)


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$123.3
$13.8
$6.7
$123.1
$13.0
$8.6
$130.4
$14.0
$8.3
2020
2021
2022
2023
2024
2025
Net Interest Income
Other noninterest Income
Gain on Sale

Source: Company documents

# ASSET QUALITY

## Nonperforming Assets ($M)(1) & NPAs/ Assets


$7.9
$5.8
$9.3
$11.0
$13.6
$18.7
0.37%
0.25%
0.35%
0.37%
0.45%
0.59%
2020
2021
2022
2023
2024
2025

(1) Nonperforming assets consists of nonperforming loans which include nonaccruing loans, foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

## Reserves/Gross Loans(2)


1.66%
1.46%
1.26%
1.30%
1.26%
1.20%
2020
2021
2022
2023
2024
2025

## Charge-offs & Recoveries ($000's)


$1,030
$756
$1,058
$1,248
$1,834
$1,578
$(1,123)
$(1,793)
$(2,465)
$(3,476)
$(7,127)
$(10,464)
2020
2021
2022
2023
2024
2025
Charge-offs
Recoveries

1ST SECURITY BANK

FS BANCORP, INC.

# DEPOSIT COMPOSITION AND GROWTH

## Q4 2025 Product Mix

**Total Deposits: $2.7 billion**



Brokered deposits $362,540 14%
Checking $853,398 32%
(1)
Certificates of deposit $928,326 35%
Money market & Savings $529,378 20%

## Total Deposits ($B) and Cost of Deposits (%)



$1.67B
$1.92B
$2.13B
$2.52B
$2.34B
$2.67B
0.78%
0.38%
0.47%
1.53%
2.18%
2.23%
2020
2021
2022
2023
2024
2025

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

# CAPITAL STRATEGY

| | |
|---|---|
| **Franchise Growth** | ▪ Continued organic asset growth across our diverse group of lending channels<br>▪ Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital<br>▪ Continued investment in the Bank's business lending platform and small business administration lending<br>▪ Focus on core deposit generation to fund asset growth |
| **Dividends** | ▪ Regular dividend reflects a 26.4% payout ratio compared to diluted earnings per share in the fourth quarter<br>▪ Increased dividend by 3.57% to $0.29 per quarter in January 2026 |
| **Shareholder Value** | ▪ Continued focus on increasing shareholder value through our business plan execution<br>▪ Repurchased 46,947 shares of common stock in the fourth quarter of 2025 at an average price of $40.01 per share<br>▪ Tangible book value per share increased $1.22 to $39.65 at December 31, 2025 |

# APPENDIX – NON-GAAP RECONCILIATION

# RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

## Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

| *($ in 000's)* | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 |
|---|---|---|---|---|---|
| ***Tangible Book Value Per Share:*** | | | | | |
| **Stockholders' equity** | $ 307,694 | $ 300,511 | $ 297,203 | $ 298,840 | $ 295,767 |
| **Goodwill and core deposit intangible, net** | (14,110) | (14,876) | (15,663) | (16,471) | (17,302) |
| **Tangible common stockholders' equity** | $ 293,584 | $ 285,635 | $ 281,540 | $ 282,369 | $ 278,465 |
| **Common shares outstanding at end of period** | 7,404,548 | 7,432,359 | 7,515,480 | 7,639,844 | 7,729,951 |
| **Common stockholders' equity (book value) per share (GAAP)** | $ 41.55 | $ 4,043.00 | $ 39.55 | $ 39.12 | $ 38.26 |
| **Tangible common stockholders' equity (tangible book value)*** | $ 39.65 | $ 38.43 | $ 37.46 | $ 36.96 | $ 36.02 |
| ***Tangible Common Equity Ratio:*** | | | | | |
| **Total Assets** | $ 3,196,847 | $ 3,208,825 | $ 3,176,013 | $ 3,066,078 | $ 3,029,177 |
| **Goodwill and core deposit intangible, net** | (14,110) | (14,876) | (15,663) | (16,471) | (17,302) |
| **Tangible assets** | $ 3,182,737 | $ 3,193,949 | $ 3,160,350 | $ 3,049,607 | $ 3,011,875 |
| **Common Equity** | $ 307,694 | $ 300,511 | $ 297,203 | $ 298,840 | $ 295,767 |
| **Common equity ratio (GAAP)** | 9.62% | 9.37% | 9.36% | 9.75% | 9.76% |
| **Tangible common equity ratio (non-GAAP)** | 9.22% | 8.94% | 8.91% | 9.26% | 9.25% |

***Per share (non-GAAP)**

***Source: Press Release***

# CONTACT INFORMATION

**Phil Whittington**
phil.whittington@fsbwa.com
**Chief Financial Officer**
**(425) 275-4029**

**Matt Mullet**
mattm@fsbwa.com
**President, FS Bancorp, Inc.**
**President & CEO, 1st Security Bank**
**(425) 697-8026**

**Susan Dumontet**
susan.dumontet@fsbwa.com
**SVP Director of Finance**
**(425) 697-8125**

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043